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                                                                   EXHIBIT 10.18


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                                  COMMON UNITS
                  REPRESENTING COMMON LIMITED PARTNER INTERESTS
                                       AND
                           CLASS B SUBORDINATED UNITS
           REPRESENTING CLASS B SUBORDINATED LIMITED PARTNER INTERESTS

                         HERITAGE PROPANE PARTNERS, L.P.





                             SUBSCRIPTION AGREEMENT





                                  JUNE 15, 2000




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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000


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                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS.............................................................................................1

   1.1        Certain Defined Terms...............................................................................1
   1.2        Certain Additional Defined Terms....................................................................1
   1.3        Construction........................................................................................2

ARTICLE 2 CLOSING.................................................................................................2

   2.1        Purchase and Sale of Units..........................................................................3
   2.2        Delivery and Payment of Cash Purchase Price.........................................................3

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE HERITAGE GP STOCKHOLDERS..........................................3

   3.1        Private Placement Exemption.........................................................................3
   3.2        SEC Reports.........................................................................................4
   3.3        Investment Risk.....................................................................................4
   3.4        Adequate Net Worth..................................................................................4
   3.5        Investment Intent...................................................................................4
   3.6        Restrictions on Transferability.....................................................................5
   3.7        No SEC Review.......................................................................................5
   3.8        Deliveries..........................................................................................5

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF HERITAGE MLP..........................................................5


ARTICLE 5 AGREEMENTS OF THE PARTIES...............................................................................6

   5.1        Costs and Expenses of Heritage MLP..................................................................6
   5.2        Use of Proceeds.....................................................................................6
   5.3        Preparation of Proxy................................................................................6
   5.4        Vote of Common Units................................................................................6
   5.5        Actions by Parties..................................................................................6

ARTICLE 6 CONDITIONS TO OBLIGATIONS OF THE PARTIES................................................................7

   6.1        Conditions to Closing of the Heritage GP Stockholders...............................................7
   6.2        Conditions to Closing of Heritage MLP...............................................................8

ARTICLE 7 INDEMNIFICATION; SURVIVAL OF REPRESENTATIONS............................................................8

   7.1        Indemnification Obligations of the Heritage GP Stockholders.........................................8
   7.2        Indemnification Obligations of Heritage MLP.........................................................9
   7.3        Indemnification Procedures.........................................................................10
   7.4        Survival...........................................................................................11
   7.5        No Special or Consequential Damages................................................................11

ARTICLE 8 TERMINATION, AMENDMENT AND WAIVER......................................................................12

   8.1        Termination........................................................................................12
   8.2        Effect of Termination..............................................................................12
   8.3        Amendment..........................................................................................13
   8.4        Waiver.............................................................................................13


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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

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
ARTICLE 9 MISCELLANEOUS..........................................................................................13

   9.1        Notices............................................................................................13
   9.2        Entire Agreement...................................................................................13
   9.3        Binding Effect; Assignment; No Third Party Benefit.................................................14
   9.4        Severability.......................................................................................14
   9.5        Governing Law......................................................................................14
   9.6        Jurisdiction.......................................................................................14
   9.7        Further Assurances.................................................................................14
   9.8        Descriptive Headings...............................................................................14
   9.9        Counterparts.......................................................................................15
   9.10       Dispute Resolution.................................................................................15



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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

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
EXHIBITS
Exhibit 1.1      -       Definitions
Exhibit 6.1(d)   -       Registration Rights Agreement
Exhibit 6.1(e)   -       Amendment No. 1
Exhibit 9.10     -       Dispute Resolutions


ANNEXES

Annex I          -       Units Purchased
Annex II         -       Form of Legend on Units
Annex III        -       Form of Certificate for Units
Annex IV         -       Application for Issuance of Units
Annex V          -       Investment Suitability Form for Heritage GP Stockholder




                                      iii

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (this "Agreement"), dated as of June 15, 2000, is entered into by and among the following:

1. Heritage Propane Partners, L.P., a Delaware limited partnership ("Heritage MLP"); and

2. James E. Bertelsmeyer and Donna C. Bertelsmeyer, as Tenants by the Entireties; H. Michael Krimbill; R. C. Mills; G. A. Darr; The Beth Elise Bertelsmeyer Snapp Trust; The Amy Rene Bertelsmeyer Trust; The John D. Capps Trust; J. Charles Sawyer; Bill W. Byrne; Robert K. Blackman; Byron Jay Cook; Blaine L. Cronn; Mark A. Darr; Larry J. Lindsey; Ray S. Parsons; Charles B. Pass; Kermit V. Jacobsen; Thomas H. Rose; C. H. Timberlake, III; Curtis L. Weishahn; William V. Cody; James
         C. Hamilton, II; and Jack McKeehan (collectively, the "Heritage GP Stockholders").

                                    RECITALS

1. Each of the Heritage GP Stockholders has agreed to purchase Common Units or Class B subordinated limited partner interests ("Class B Subordinated Units" and, together with the Common Units to be issued under this Agreement, the "Units") of Heritage MLP at a cash purchase price (the "Cash Purchase Price") set forth opposite such GP Stockholder's name in Annex I hereto on the terms and subject to the conditions set forth in this Subscription Agreement;

2. Heritage MLP and each of the Heritage GP Stockholders have executed and delivered this Agreement to acknowledge each such Person's obligation to purchase or sell the Units; and

3. Heritage Holdings, Inc., a Delaware Corporation ("Heritage GP") is the sole general partner of Heritage MLP.

                                    AGREEMENT

         The Parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 CERTAIN DEFINED TERMS. As used in this Agreement, each capitalized term used herein but not defined has the meaning given to it in the Contribution Agreement.

         1.2 CERTAIN ADDITIONAL DEFINED TERMS. In addition to such terms as are defined in Section 1.1, the following terms are used in this Agreement as defined in the Articles or Sections set forth opposite such terms:


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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

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
         Defined Term                             Article or Section Reference
         ------------                             ----------------------------
         Agreement                                Preamble
         Amendment No. 1                          6.1(e)
         Average Price                            Annex I, Part 2
         Cash Purchase Price                      Recitals
         Class B Subordinated Units               Recitals
         Closing                                  Article 2
         Closing Date                             Article 2
         Contribution Agreement                   2.2
         Conversion                               5.3
         Heritage GP                              Recitals
         Heritage GP Stockholders                 Preamble
         Heritage MLP                             Preamble
         Heritage OLP                             2.2(a)
         indemnified Party                        7.3(a)
         indemnifying Party                       7.3(a)
         Losses                                   7.1
         Registration Rights Agreement            6.1(d)
         SEC                                      3.2
         SEC Reports                              3.2
         Securities Act                           3.1
         Stock Purchase Agreement                 2.2(a)
         Third Party Action                       7.3(a)
         Unitholders                              5.3
         Units                                    Recitals


         1.3 CONSTRUCTION. Unless the context requires otherwise: (a) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine, and neuter; (b) the term "include" or "includes" means "includes, without limitation," and "including" means "including, without limitation"; (c) references to Articles and Sections refer to Articles and Sections of this Agreement; (d) references to Annexes, Exhibits and Schedules refer to the Annexes, Exhibits and Schedules attached to this Agreement, which are made a part hereof for all purposes; (e) references to Laws refer to such Laws as they may be amended from time to time, and references to particular provisions of a Law include any corresponding provisions of any succeeding Law; and (f) references to money refer to legal currency of the United States of America.

                                    ARTICLE 2
                                     CLOSING

         The Closing of the transactions contemplated by Article 2 (the "Closing") will take place at the offices of Andrews & Kurth L.L.P., Houston, Texas and will be effective as of 12:01 a.m., Houston, Texas Time, on the closing date under the Contribution Agreement, or at such other time or place or on such other date as the Parties agree in writing (the "Closing Date"). Except for purposes of Section 2.1, all Closing transactions will be deemed to have occurred simultaneously.


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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

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         2.1 PURCHASE AND SALE OF UNITS.

         (a) On the basis of the representations, warranties and agreements of Heritage MLP herein contained and for other good and valuable consideration the sufficiency of which is hereby acknowledged, subject to all the terms and conditions of this Agreement, Heritage MLP agrees to issue and sell to each of the Heritage GP Stockholders, and each of such Heritage GP Stockholders, severally and not jointly, agrees to purchase from Heritage MLP, for a Cash Purchase Price set forth opposite the name of such Heritage GP Stockholder in
Part 1 of Annex I, such number of Units as determined in accordance with Part 2 of Annex I, and such type of Units as determined in accordance with Part 3 of Annex I.

         (b) The certificates for Units to be issued to the Heritage GP Stockholders shall bear a legend substantially in the form attached hereto as Annex II(B).

         (c) The certificate for the Class B Subordinated Units shall be substantially in the form attached hereto as Annex III. The certificate for the Common Units shall be the certificate adopted and currently used for Common Units by Heritage MLP.

         2.2 DELIVERY AND PAYMENT OF CASH PURCHASE PRICE.

         (a) Delivery of the Units sold to each of the Heritage GP Stockholders purchasing Units at the Closing shall be made to the addresses specified under such Heritage GP Stockholder's name on Annex I or at such other address as a Heritage GP Stockholder may specify to Heritage MLP not later than 48 hours preceding the Closing. The Closing shall occur promptly after all of the conditions to closing specified in (i) the Contribution Agreement of even date herewith, among U.S. Propane, LP., Heritage Operating, L.P., a Delaware limited partnership ("Heritage OLP") and Heritage MLP (the "Contribution Agreement") and
(ii) the Stock Purchase Agreement of even date herewith, among U.S. Propane, L.P., each of the Heritage GP Stockholders and FHS Investments, L.L.C., a Nevada limited liability company (the "Stock Purchase Agreement"), have been satisfied or waived.

         (b) The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Units by Heritage MLP to the respective Heritage GP Stockholders shall be borne by Heritage MLP. Heritage MLP will pay and hold each of the Heritage GP Stockholders harmless for any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale of the Units to the Heritage GP Stockholders.

                                    ARTICLE 3
         REPRESENTATIONS AND WARRANTIES OF THE HERITAGE GP STOCKHOLDERS

         For the purposes of this Agreement, each of the Heritage GP Stockholders, severally and not jointly, hereby represents and warrants to Heritage MLP as follows:

         3.1 PRIVATE PLACEMENT EXEMPTION. Such Heritage GP Stockholder hereby acknowledges its understanding that the offering and sale of the Units will not be registered under the Securities


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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

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Act of 1933, as amended (the "Securities Act"), and will not be registered or qualified under the securities laws of any state, and is intended by Heritage MLP to qualify as an offering not involving a public offering within the meaning of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and, therefore, to be exempt from the registration provisions of the Securities Act. The offering and sale of Units to the Heritage GP Stockholders is a private offering made only to certain qualified persons. Accordingly, the offering of the Units is being made pursuant to certain conditions, which, if satisfied, should qualify the offering for the private placement exemption provided by Regulation D. These conditions relate to limitations on the manner of offering, the nature of the offerees, the state of residence of investors, access to or furnishing information about the issuer, limitations on the number of purchasers and limitations on the subsequent disposition of the securities acquired. In connection therewith, each of the Heritage GP Stockholders hereby represents to Heritage MLP that the undersigned is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

         3.2 SEC REPORTS. Such Heritage GP Stockholder represents that (a) it and its purchaser representative (if any) has received copies (or copies have been made available to such Person(s)) of Heritage MLP's annual report on Form 10-K for the year ended August 31, 1999 and quarterly reports on Form 10-Q filed by Heritage MLP with the Securities and Exchange Commission (the "SEC") since August 31, 1999 (the "SEC Reports"); (b) Heritage MLP has made available to the Heritage GP Stockholder and its purchaser representative (if any) the opportunity to ask questions, receive answers and to obtain any information that the Heritage GP Stockholder and its purchaser representative (if any) believed was or might be material to an evaluation of the merits and risks of an investment in the Units or necessary to verify the accuracy of information previously furnished by Heritage MLP; and (c) the Heritage GP Stockholder and its purchaser representative (if any) together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Units.

         3.3 INVESTMENT RISK. Such Heritage GP Stockholder recognizes that an investment in the Units is a speculative investment involving a high degree of risk.

         3.4 ADEQUATE NET WORTH. Such Heritage GP Stockholder has adequate net worth and means of providing for the Heritage GP Stockholder's current needs and possible personal contingencies, and the Heritage GP Stockholder has no need, and anticipates no need in the foreseeable future, to sell the Units which the Heritage GP Stockholder proposes to purchase. The Heritage GP Stockholder is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the Heritage GP Stockholder is able to hold such Heritage GP Stockholder's Units for an indefinite period of time and has a sufficient net worth to sustain a loss of such Heritage GP Stockholder's entire investment in such Units if such loss should occur.

         3.5 INVESTMENT INTENT. The Units that may be acquired by the Heritage GP Stockholder will be acquired for the account of the Heritage GP Stockholder for investment only and not for the benefit of any other person or with a view toward resale or redistribution in a manner that could require registration under the Securities Act, and the Heritage GP Stockholder does not now have any reason to anticipate any change in the Heritage GP Stockholder's circumstances or other


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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000
particular occasion or event that would cause the Heritage GP Stockholder to sell such Heritage GP Stockholder's Units.

         3.6 RESTRICTIONS ON TRANSFERABILITY. Such Heritage GP Stockholder acknowledges that substantial restrictions will be imposed on the transferability of the Units. Because the Units will not be registered under the Securities Act or any other applicable state securities law, the Units may not be, and the Heritage GP Stockholder agrees that the Units shall not be, sold or otherwise transferred unless (i) such sale or transfer is registered pursuant to any laws that are applicable to such sale or is exempt from such registration under the Securities Act, and any other applicable state securities or "Blue Sky" laws or regulations and (ii) Heritage MLP has received an opinion of counsel acceptable to it to such effect. In addition, the Units will be subject to the restrictions on transfer contained in the employment or consulting agreement to be entered into on the Closing Date between Heritage GP and such Heritage GP Stockholder.

         3.7 NO SEC REVIEW. Such Heritage GP Stockholder acknowledges that such Heritage GP Stockholder has been advised that:

         None of the Units have been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any information provided to the Heritage GP Stockholders of the Units. Any representation to the contrary is a criminal offense.

         The Units are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and applicable state securities or "Blue Sky" laws, pursuant to registration or exemption therefrom. In addition, the Units are subject to the transfer restrictions applicable to such Heritage GP Stockholder and described in the restrictive legend attached as Annex II.

         3.8 DELIVERIES. Prior to Closing, each of the Heritage GP Stockholders shall complete, execute and deliver to Heritage a copy of the forms attached hereto as Annexes IV and V.

                                    ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF HERITAGE MLP

         For the purposes of this Agreement, Heritage MLP represents and warrants as set forth in this Article 4. The representations and warranties set forth in Article 4 of the Contribution Agreement and the related sections of the Disclosure Letters and definitions to the Contribution Agreement are restated hereby and incorporated herein by reference, except that the representations and warranties made herein are made by Heritage MLP as if it were the LP as set forth in Article 4 of the Contribution Agreement. The representations and warranties incorporated by reference in this Agreement shall be identified by the section numbers set forth in Article 4 of the Contribution Agreement, except for the insertion of the letters "SA" in front of each such section number or article number. Heritage MLP makes no representation or warranty that would relate to any of the Heritage Assets or Business (each as defined in the Contribution Agreement).



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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

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                                    ARTICLE 5
                            AGREEMENTS OF THE PARTIES

         Heritage MLP agrees with the Heritage GP Stockholders as provided in Sections 5.1, 5.2, 5.3 and 5.5 and Heritage GP agrees with the Heritage GP Stockholders as provided in Sections 5.4 and 5.5.

         5.1 COSTS AND EXPENSES OF HERITAGE MLP. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, Heritage MLP will pay, or reimburse if paid by the Heritage GP Stockholders, all costs and expenses incident to the performance of the obligations of Heritage MLP under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing with the SEC of the proxy statement and any documents so required to be filed with the SEC by Heritage MLP with respect to this Agreement or the transactions contemplated hereby, (ii) the preparation and delivery of certificates representing the Units to be issued at the Closing, (iii) the word processing, printing and reproduction of this Agreement, (iv) the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions as Heritage MLP determines to be necessary or appropriate, and (v) the transfer agent for the Units.

         5.2 USE OF PROCEEDS. Heritage MLP will apply the net proceeds from the offering and sale of the Units to be issued and sold by Heritage MLP pursuant to this Agreement to repay within 30 days a portion of the indebtedness incurred by Heritage OLP to consummate the transactions contemplated by the Contribution Agreement.

         5.3 PREPARATION OF PROXY. As promptly as possible (but no later than 150 days) following the date of this Agreement, Heritage MLP shall prepare and file with the SEC a proxy statement soliciting the approval of holders of the Common Units of Heritage MLP (the "Unitholders") in favor of conversion of the Class B Subordinated Units to Common Units (the "Conversion"). If the Conversion has not been approved as of the end of the Subordination Period (as defined in the Heritage MLP Partnership Agreement), Heritage MLP shall prepare and file with the SEC an additional proxy statement soliciting the approval of the Unitholders in favor of the Conversion. Heritage MLP agrees to engage a proxy solicitor in connection with each proxy statement to solicit the affirmative votes of Unitholders in favor of the Conversion.

         5.4 VOTE OF COMMON UNITS. Heritage GP and its successors and assigns and each Heritage GP Stockholder hereby covenant and agree to vote all of their respective Common Units, at each meeting or other vote of Unitholders with respect thereto, for approval of the Conversion, for the admission of U.S. Propane, L.P. or its designee as general partner of Heritage MLP, and for any amendment to the Heritage MLP Partnership Agreement related thereto.

         5.5 ACTIONS BY PARTIES. Each Party agrees to use commercially reasonable best efforts to satisfy the conditions to Closing set forth in
Article 6 and to use its commercially reasonable best efforts to refrain from taking any action within its control that would cause a breach of a representation, warranty, covenant or agreement set forth in this Agreement.


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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

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                                    ARTICLE 6
                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

         6.1 CONDITIONS TO CLOSING OF THE HERITAGE GP STOCKHOLDERS. The obligations of the Heritage GP Stockholders to consummate the transactions contemplated by this Agreement at the Closing shall be subject to the fulfillment by Heritage MLP on or prior to the Closing Date of each of the following conditions:

         (a) Representations and Warranties True. All the representations and warranties of Heritage MLP incorporated by reference in this Agreement, and in any instrument or document delivered by Heritage MLP pursuant to this Agreement on or prior to the Closing Date, shall be true and correct, individually and in the aggregate, in all material respects (other than any representation or warranty that is qualified by materiality or a U.S. Propane Material Adverse Effect, as defined in the Contribution Agreement, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date.

         (b) Covenants and Agreements Performed. Heritage MLP shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by it as of the Closing Date.

         (c) Legal Proceedings. No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, and no statute, rule, regulation, or executive order promulgated or enacted by a Governmental Authority, shall be in effect that restrains, enjoins, prohibits or otherwise makes illegal the consummation of the transactions contemplated hereby. No Proceeding before a Governmental Authority shall be pending (A) seeking to restrain or prohibit the consummation of the transactions contemplated hereby or
(B) that could reasonably be expected, if adversely determined, to impose any material limitation on the ability of the Heritage MLP to issue and sell the Units.

         (d) Registration Rights Agreement. The Registration Rights Agreement, substantially in the form attached hereto as Exhibit 6.1(d) (the "Registration Rights Agreement") shall have been executed and delivered by the parties thereto and all of the conditions to closing the transactions contemplated thereby shall have been satisfied.

         (e) Amendment to Heritage MLP Partnership Agreement. Amendment No. 1 to the Amended and Restated Partnership Agreement of Heritage MLP, substantially in the form attached hereto as Exhibit 6.1(e) ("Amendment No. 1") shall have been duly executed and adopted and shall be in full force and effect.

         (f) Contribution Agreement and Stock Purchase Agreement. The closing of the Contribution Agreement and Stock Purchase Agreement shall have occurred.

         (g) Listing. The Common Units issuable to the Heritage GP Stockholders pursuant to this Agreement shall have been approved for listing on the New York Stock Exchange subject to official notice of issuance.


                                       7
                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

         6.2 CONDITIONS TO CLOSING OF HERITAGE MLP. The obligations of Heritage MLP to consummate the transactions contemplated by this Agreement at the Closing shall be subject to the fulfillment by each of the Heritage GP Stockholders, jointly and severally, on or prior to the Closing Date of each of the following conditions:

         (a) Representations and Warranties True. All the representations and warranties of the Heritage GP Stockholders contained in this Agreement, and in any agreement, instrument or document delivered by the Heritage GP Stockholders pursuant to this Agreement on or prior to the Closing Date shall be true and correct, individually and in the aggregate, in all material respects (other than any representation or warranty that is qualified by materiality, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date.

         (b) Covenants and Agreements Performed. Each of the Heritage GP Stockholders shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by it as of the Closing Date.

         (c) Legal Proceedings. No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, and no statute, rule, regulation or executive order promulgated or enacted by a Governmental Authority, shall be in effect that restrains, enjoins, prohibits or otherwise makes illegal the consummation of the transactions contemplated hereby. No Proceeding before a Governmental Authority shall be pending (A) seeking to restrain or prohibit the consummation of the transactions contemplated hereby or
(B) that could reasonably be expected, if adversely determined, to impose any material limitation on the ability of Heritage MLP to issue and sell the Units.

         (d) Amendment No. 1. Amendment No. 1 shall have been duly executed and adopted and shall be in full force and effect.

         (e) Contribution Agreement and Stock Purchase Agreement. The closing of the Contribution Agreement and Stock Purchase Agreement shall have occurred.

         (f) Listing. The Common Units issuable to the Heritage GP Stockholders pursuant to this Agreement shall have been approved for listing on the New York Stock Exchange subject to official notice of issuance.

                                    ARTICLE 7
                  INDEMNIFICATION; SURVIVAL OF REPRESENTATIONS

         7.1 INDEMNIFICATION OBLIGATIONS OF THE HERITAGE GP STOCKHOLDERS. From and after the Closing Date, the Heritage GP Stockholders, jointly and severally, shall indemnify Heritage GP, Heritage MLP and their respective Affiliates and hold such parties harmless against and in respect of any and all losses, damages, liabilities, claims, costs and expenses (including, without limitation, related reasonable out-of-pocket legal fees and expenses), but excluding losses, damages, liabilities, claims, costs and expenses incurred in connection with or relating to lost profits or special, consequential, exemplary or punitive damages, except for fraud or intentional misconduct (collectively, the "Losses") arising out of, based upon or resulting from:


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                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

         (a) the breach of any representation or warranty of the Heritage GP Stockholders contained in or made pursuant to this Agreement; or

         (b) the breach by any of the Heritage GP Stockholders or failure of any of the Heritage GP Stockholders to observe or perform, in any material respect, any of their covenants or agreements contained in this Agreement.

Notwithstanding the foregoing, none of the Heritage GP Stockholders will have any obligation to indemnify Heritage GP, Heritage MLP or their Affiliates for Losses under Section 7.1(a) unless and until the aggregate amount of all such Losses under Section 7.1(a) exceeds $200,000 (regardless of whether, in the case of third party actions, suits or proceedings with respect to any of the foregoing, any of the Heritage GP Stockholders may have a meritorious defense), at and after which time the Heritage GP Stockholders shall be liable, jointly and severally, for all Losses in excess of $200,000. The rights and remedies of Heritage MLP based upon, arising out of or otherwise in respect of any clause of this Section 7.1 or any representation, warranty or covenant in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any such claim is based may also be the subject matter of any representation, warranty or covenant in this Agreement that would not give rise to any rights or remedies of Heritage MLP.

         7.2 INDEMNIFICATION OBLIGATIONS OF HERITAGE MLP. From and after the Closing Date, Heritage MLP shall indemnify each of the Heritage GP Stockholders, and hold such Heritage GP Stockholders harmless against and in respect of any and all Losses arising out of, based upon or resulting from:

         (a) the breach of any representation or warranty of Heritage MLP incorporated by reference in this Agreement, solely to the extent such representation and warranty applies to the Contributed Subs, the Contributed Interests, or the Transferred Assets; or

         (b) the breach by Heritage MLP or failure of Heritage MLP to observe or perform, in any material respect, any of its covenants or agreements contained in this Agreement.

Notwithstanding the foregoing, Heritage MLP will not have any obligation to indemnify the Heritage GP Stockholders for Losses under Section 7.2(a) unless and until the aggregate amount of all such Losses under Section 7.2(a) exceeds $200,000 (regardless of whether, in the case of third party actions, suits or proceedings with respect to any of the foregoing, Heritage MLP may have a meritorious defense), at and after which time Heritage MLP shall be liable for all Losses in excess of $200,000. The rights and remedies of the Heritage GP Stockholders based upon, arising out of or otherwise in respect of any clause of this Section 7.2 or any representation, warranty or covenant in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any such claim is based may also be the subject matter of any representation, warranty or covenant in this Agreement that would not give rise to any rights or remedies of the Heritage GP Stockholders.


                                       9
                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

         7.3 INDEMNIFICATION PROCEDURES.

         (a) Promptly after receipt by any Person entitled to indemnification under Section 7.1 or Section 7.2 (an "indemnified Party") of notice of the commencement of any Proceeding by a Person not a Party to this Agreement in respect of which the indemnified Party will seek indemnification hereunder (a "Third Party Action"), the indemnified Party shall notify the Person that is obligated to provide such indemnification (an "indemnifying Party") thereof in writing, but any failure to so notify the indemnifying Party shall not relieve it from any liability that it may have to the indemnified Party under Section
7.1 or Section 7.2, except to the extent that the indemnifying Party is actually and materially prejudiced by the failure to give such notice. The indemnifying Party shall be entitled to participate in the defense of such Third Party Action and to assume control of such defense with counsel reasonably satisfactory to such indemnified Party; provided, however, that:

                  (i) the indemnified Party shall be entitled to participate in the defense of such Third Party Action and to employ counsel at its own expense to assist in the handling of such Third Party Action;

                  (ii) the indemnifying Party shall obtain the prior written approval of the indemnified Party, which approval shall not be unreasonably withheld or delayed, before entering into any settlement of such Third Party Action or ceasing to defend against such Third Party Action, if pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief would be imposed against the indemnified Party or the indemnified Party would be adversely affected thereby;

                  (iii) no indemnifying Party shall consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each indemnified Party of a release from all liability in respect of such Third Party Action; and

                  (iv) the indemnifying Party shall not be entitled to control the defense of any Third Party Action unless within 15 days after receipt of such written notice from the indemnified Party the indemnifying Party confirms in writing its responsibility to indemnify the indemnified Party with respect to such Third Party Action and reasonably demonstrates that it will be able to pay the full amount of the reasonably expected Losses in connection with any such Third Party Action.

         Except as set forth in the following sentence, after written notice by the indemnifying Party to the indemnified Party of its election to assume control of the defense of any such Third Party Action in accordance with the foregoing and compliance by the indemnifying Party with Section 7.3(a)(iv), (A) the indemnifying Party shall not be liable to such indemnified Party hereunder for any Legal Expenses subsequently incurred by such indemnified Party attributable to defending against such Third Party Action, and (B) as long as the indemnifying Party is reasonably contesting such Third Party Action in good faith, the indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge the claim underlying, such Third Party Action without the indemnifying Party's prior written consent. If the indemnifying Party does not assume control of the defense of such Third Party Action in accordance with this Section 7.3, the indemnified Party shall have the right to defend and/or settle such Third Party Action in such manner as it may deem appropriate at the cost and expense of the indemnifying Party, and the indemnifying Party will


                                       10
                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000
promptly reimburse the indemnified Party therefor in accordance with this
Article 7. The reimbursement of fees, costs and expenses required by this
Article 7 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (b) If the indemnifying Party shall be obligated to indemnify the indemnified Party pursuant to this Article 7, the indemnifying Party shall be subrogated to all rights of the indemnified Party with respect to the claims to which such indemnification relates. If an indemnified Party becomes entitled to any indemnification from an indemnifying Party, such indemnification shall be made in cash upon demand.

         (c) The right of indemnification pursuant to this Article 7 shall constitute the sole and exclusive remedy of each of the Parties to this Agreement, other than with respect to fraud or willful breach by a Party. So long as a claim for indemnification pursuant to this Article 7 is being contested in good faith by the indemnifying Party or such claim shall otherwise remain unliquidated, such claim shall not affect any of the rights of the indemnifying Party under the Heritage MLP Partnership Agreement, including any right to current distributions by Heritage MLP.

         7.4 SURVIVAL. Except as provided in this Section 7.4, and except for fraud and intentional misconduct, all representations, warranties, covenants and agreements contained in this Agreement shall terminate at Closing.

         (a) The right to indemnification:

                  (i) with respect to any breach or violation of any of the representations and warranties contained in this Agreement (other than those in Sections SA-4.1, SA-4.2, SA-4.3, SA-4.4, SA-4.7, SA-4.10,
         SA-4.19 and SA-4.28), shall survive for one year after the date of the audit of Heritage MLP for the first full fiscal year following the Closing;

                  (ii) with respect to any breach or violation of any of the representations and warranties contained in Sections SA-4.1, SA-4.2, SA-4.3, SA-4.4, SA-4.7, SA-4.10, SA-4.19 and SA-4.28, shall survive without any time limit;

                  (iii) with respect to any breach or violation of any of the representations and warranties contained in Article 3, shall survive for the applicable statute of limitations; and

                  (iv) with respect to the covenants and agreements contained in this Agreement, shall survive for the applicable statute of limitations.

         (b) The expiration of any survival period under this Agreement will not affect the liability of any Party under this Article 7 for any Loss as to which a bona fide claim has been asserted prior to the termination of such survival period.

         7.5 NO SPECIAL OR CONSEQUENTIAL DAMAGES. No Party shall be entitled to recover special, consequential, exemplary or punitive damages from the other Parties, and each Party hereby waives any claim or right to special, consequential, exemplary or punitive damages hereunder, even if


                                       11
                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000
caused by the active, passive, sole, joint, concurrent or comparative negligence, strict liability, or other fault of any Party, other than fraud or intentional misconduct.

                                    ARTICLE 8
                        TERMINATION, AMENDMENT AND WAIVER

         8.1 TERMINATION. This Agreement may be terminated and the transactions contemplated hereby abandoned in writing at any time prior to the Closing in any of the following manners:

         (a) concurrently with any permitted termination of the Contribution Agreement or the Stock Purchase Agreement;

         (b) by written consent of each of the Parties;

         (c) by any Party if the Closing has not occurred on or before August 31, 2000, unless such failure to close resulted from a breach of this Agreement by the Party or its Affiliate seeking to terminate this Agreement pursuant to this Section 8.1(c);

         (d) by any Party if (i) there is any statute, rule or regulation that makes consummation of the transactions contemplated hereby or the operation of the Business of the Heritage Entities illegal or otherwise prohibited or (ii) a Governmental Authority (A) has issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and nonappealable or (B) has made any order, decree, ruling or other action consenting to or approving consummation of the transactions contemplated hereby contingent or conditional in any manner that has a material adverse effect on the Business of the Heritage Entities;

         (e) by any Party, if there has been any violation or breach by any other Party (other than an Affiliate or related party of the first party) of any representation, warranty, covenant or agreement contained or incorporated by reference in this Agreement that has rendered impossible the satisfaction of any condition to the obligations of such other Party set forth in Section 6.1 or
Section 6.2 and such violation or breach has neither been cured within 30 days after notice by such first Party to the other Party nor waived by the first Party; or

         (f) by any Party, if any other event shall occur that shall render the satisfaction of any such condition to the obligations of any other Party (other than an Affiliate or related party of the first party) impossible and such condition has not been waived by the other Parties.

         8.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 8.1 by any Party, written notice thereof shall forthwith be given to the other Parties specifying the provision hereof pursuant to which such termination is made. In the event of termination of this Agreement for any reason, the Contribution Agreement, the Stock Purchase Agreement and this Agreement shall become void and have no effect, except that the agreements contained in this Section 8.2 and in Article 9 shall survive the termination hereof. Nothing contained in this Section 8.2 shall relieve any Party from liability for any willful breach of this Agreement.


                                       12
                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

         8.3 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by each of the Parties.

         8.4 WAIVER. Any Party may, on behalf of itself only and not on behalf of any other Party, (a) waive any inaccuracies in the representations and warranties of any other Party (other than an Affiliate or related party of the first party) contained herein or in any document, certificate or writing delivered pursuant hereto, (b) waive compliance by any other Party (other than an Affiliate or related party of the first party) with any of its agreements contained herein and (c) waive fulfillment of any conditions to its obligations contained herein. Any agreement on the part of a Party to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such Party. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                                    ARTICLE 9
                                  MISCELLANEOUS

         9.1 NOTICES. All notices, requests, demands and other communications required or permitted to be given or made hereunder by any Party shall be in writing and shall be delivered either personally, or by registered or certified mail (postage prepaid and return receipt requested) or by express courier or delivery service, or by telegram, telefax, telex or similar facsimile means, to the Parties, at the addresses (or at such other addresses as shall be specified by the Parties by like notice) set forth below:

(a)      If to Heritage MLP:

                  8801 South Yale Avenue, Suite 310,
                  Tulsa, Oklahoma 74137
                  Attention: President

(b)      If to any Heritage GP Stockholders:

                  At the address of such Heritage GP Stockholder set forth in Annex I hereto beneath the name of such Heritage GP Stockholder.

Notices and other communications shall be deemed given or made (i) when received, if sent by telegram, telefax, telex or similar facsimile means (written confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telefax, telex or similar facsimile means) and (ii) when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by registered or certified mail or sent by express courier or delivery service, except in the case of facsimile transmissions received after the normal close of business at the receiving location, which shall be deemed given on the next business day.

         9.2 ENTIRE AGREEMENT. This Agreement and the documents referred to herein, together with the Schedules, Exhibits and Annexes hereto (where applicable, as executed and delivered), constitute the entire agreement between the Parties with respect to the subject matter hereof and


                                       13
                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000
supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

         9.3 BINDING EFFECT; ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (whether by operation of law or otherwise) by any Party without the prior written consent of each of the Parties, and any purported assignment without such consent shall be void. Except as provided in Article 8, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties, and their respective successors and permitted assigns, any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. The term "successors and assigns"as used in this Agreement shall include FHS Investments, L.L.C., a Nevada limited liability company, but shall not otherwise include a transferee, as such transferee, of Units from the Heritage GP Stockholders.

         9.4 SEVERABILITY. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by Applicable Law.

         9.5 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

         9.6 JURISDICTION. Subject to Section 9.10, any legal action, suit or proceeding in law or equity arising out of or relating to this Agreement or the transactions contemplated by this Agreement may only be instituted in any state or federal court located in the State of Texas, and each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement, or the subject matter hereof or thereof may not be enforced in or by such court. Each Party further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any Party if given by registered or certified mail (return receipt requested) or by any other means which requires a signed receipt in accordance with, and at the address listed in, Section 9.1. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law.

         9.7 FURTHER ASSURANCES. From time to time following the Closing, at the request of any Party and without further consideration, the other Parties shall execute and deliver to such requesting Party such instruments and documents and take such other action as such requesting Party may reasonably request or as may be otherwise necessary to consummate more fully and effectively the transactions contemplated by this Agreement.


                                       14
                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

         9.8 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement and shall not affect in any manner the meaning or interpretation of this Agreement.

         9.9 COUNTERPARTS. This Agreement may be executed by the Parties in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

         9.10 DISPUTE RESOLUTION. From and after the Closing, the Parties shall use the Dispute Resolution Procedures attached as Exhibit 9.10 to resolve in good faith any dispute, controversy or claim related to this Agreement, including any dispute involving the payment of indemnification pursuant to
Article 7, except to the extent otherwise set forth herein. Nothing herein is intended to limit the Parties from resolving informally between them any dispute, controversy or claim that may arise, thus avoiding the necessity of using the Dispute Resolution Procedures.



                            [SIGNATURE PAGES FOLLOW.]



                                       15
                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

                            HERITAGE PROPANE PARTNERS, L.P.

                            BY: HERITAGE HOLDINGS, INC.
                                ITS GENERAL PARTNER


                            By:
                               -----------------------------------------------
                                 Name:
                                 Title: President and Chief Financial Officer



                            HERITAGE HOLDINGS, INC.,
                            FOR THE PURPOSES OF SECTION 5.4 ONLY


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------


                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                              HERITAGE GP STOCKHOLDERS:

                              By:
                                 ---------------------------------------
                                     JAMES E. BERTELSMEYER

                              By:
                                 ---------------------------------------
                                     DONNA C. BERTELSMEYER

                              By:
                                 ---------------------------------------
                                     H. MICHAEL KRIMBILL

                              By:
                                 ---------------------------------------
                                     R. C. MILLS

                              By:
                                 ---------------------------------------
                                     G. A. DARR

                              THE BETH ELISE BERTELSMEYER SNAPP TRUST

                              By:
                                 ---------------------------------------
                                     BETH ELISE BERTELSMEYER SNAPP,
                                     as Co-Trustee

                              By:
                                 ---------------------------------------
                                     AMY RENE BERTELSMEYER WESTBROCK,
                                     as Co-Trustee

                              THE AMY RENE BERTELSMEYER TRUST

                              By:
                                 ---------------------------------------
                                     AMY RENE BERTELSMEYER WESTBROCK,
                                     as Co-Trustee

                              By:
                                 ---------------------------------------
                                     BETH ELISE BERTELSMEYER SNAPP,
                                     as Co-Trustee

                              THE JOHN D. CAPPS TRUST

                              By:
                                 ---------------------------------------
                                     ESTELLE A. CAPPS, as Trustee

                              By:
                                 ---------------------------------------
                                     J. CHARLES SAWYER

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                              By:
                                 ---------------------------------------
                                     BILL W. BYRNE

                              By:
                                 ---------------------------------------
                                     ROBERT K. BLACKMAN

                              By:
                                 ---------------------------------------
                                     BYRON JAY COOK

                              By:
                                 ---------------------------------------
                                     BLAINE L. CRONN

                              By:
                                 ---------------------------------------
                                     MARK A. DARR

                              By:
                                 ---------------------------------------
                                     LARRY J. LINDSEY

                              By:
                                 ---------------------------------------
                                     RAY S. PARSONS

                              By:
                                 ---------------------------------------
                                     CHARLES B. PASS

                              By:
                                 ---------------------------------------
                                     KERMIT V. JACOBSEN

                              By:
                                 ---------------------------------------
                                     THOMAS H. ROSE

                              By:
                                 ---------------------------------------
                                     C. H. TIMBERLAKE, III

                              By:
                                 ---------------------------------------
                                     CURTIS L. WEISHAHN

                              By:
                                 ---------------------------------------
                                     WILLIAM V. CODY

                              By:
                                 ---------------------------------------
                                     JAMES C. HAMILTON, II

                              By:
                                 ---------------------------------------
                                     JACK MCKEEHAN


                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                                                                         ANNEX I
                            HERITAGE GP STOCKHOLDERS


PART 1: CASH PURCHASE PRICE

                 NAME OF AND ADDRESS OF                                     CASH PURCHASE PRICE FOR
                HERITAGE GP STOCKHOLDERS                                      UNITS TO BE PURCHASED
--------------------------------------------------------                    --------------------------
PURCHASERS OF COMMON UNITS AND CLASS B SUBORDINATED UNITS:

James E. Bertelsmeyer                                                             $ 20,282,650
968 Spinnaker's Reach Drive
Ponte Vedra Beach, Florida  32082
and
Donna C. Bertelsmeyer
968 Spinnaker's Reach Drive
Ponte Vedra Beach, Florida  32082
as Tenants by the Entireties

H. Michael Krimbill                                                               $  5,762,691
5620 East 114th Street
Tulsa, Oklahoma  74137-8100

R. C. Mills                                                                       $  6,028,077
160 Plantation Circle South
Ponte Vedra Beach, Florida  32082

PURCHASERS OF COMMON UNITS:

G. A. Darr                                                                        $  3,176,073
2830 Halle Parkway
Collierville, Tennessee 38017

J. Charles Sawyer                                                                 $  1,265,896
7916 Quailwood Drive
Jacksonville, Florida  32256

The Beth Elise Bertelsmeyer Snapp Trust                                           $  3,005,571
2408 East 30th Street
Tulsa, Oklahoma  74114

The Amy Rene Bertelsmeyer Trust                                                   $  3,005,571
2350 South Delaware Avenue
Tulsa, Oklahoma  74114

                                   Annex I-1

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                 NAME OF AND ADDRESS OF                                     CASH PURCHASE PRICE FOR
                HERITAGE GP STOCKHOLDERS                                      UNITS TO BE PURCHASED
--------------------------------------------------------                    --------------------------
The John D. Capps Trust                                                           $  1,527,756
#8 Brewster Lane
La Grange Park, Illinois  60526

Bill W. Byrne                                                                     $  1,265,896
6172 South Marion Avenue
Tulsa, Oklahoma  74136

Robert K. Blackman                                                                $    361,683
104 Lupine Loop
Ruidoso, New Mexico  88345

Byron Jay Cook                                                                    $    361,683
1157 East Valley Street
Challis, Idaho  83226

Blaine L. Cronn                                                                   $    361,683
373 Guy Street
Cedar Springs, Michigan  49319

Mark A. Darr                                                                      $    361,683
124 Old Mill Court
Ponte Vedra Beach, Florida  32085

Larry J. Lindsey                                                                  $    361,683
2268 Oakland Avenue
Pleasanton, California  94566

Ray S. Parsons                                                                    $    361,683
579 Brewer Road
Crossville, Tennessee  38555

Charles B. Pass                                                                   $    361,683
120 Meadow Drive
Helena, Montana  59601

Kermit V. Jacobsen                                                                $    361,683
869 Olympus Drive
Sheridan, Wyoming  82801

Thomas H. Rose                                                                    $    361,683
1305 118th Street Court N.W.
Gig Harbor, Washington  98332


                                   Annex I-2

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                 NAME OF AND ADDRESS OF                                     CASH PURCHASE PRICE FOR
                HERITAGE GP STOCKHOLDERS                                      UNITS TO BE PURCHASED
--------------------------------------------------------                    --------------------------

C. H. Timberlake, III                                                             $    361,683
485 Roi Coppley Road
Lexington, North Carolina  27292

Curtis L. Weishahn                                                                $    361,683
70 Autumn Lane
Reno, Nevada  89511

William V. Cody                                                                   $    361,683
4095 Louis Court
Auburn, California  95602

James C. Hamilton, II                                                             $    361,683
11671 Central Pike
Mount Juliet, Tennessee  37122

Jack McKeehan                                                                     $    180,842
1125 Greenwich Street
Reno, Nevada  89511

Total..................................................                           $ 50,202,902


PART 2: CALCULATION OF NUMBER OF UNITS

The number of Units to be purchased by each Heritage GP Stockholder equals the quotient (rounded to the nearest whole number) of the Cash Purchase Price set forth for such Heritage GP Stockholder in Part 1 of this Annex I, divided by the Average Price.

"Average Price" means the average of the closing sales prices of the Common Units as reported in The Wall Street Journal - Composite Transactions for the 20 consecutive trading days commencing on the tenth trading day prior to the later to occur of (i) the day that the transaction contemplated by this Agreement is publicly announced and (ii) the day prior to closing that any public announcement is made by Heritage MLP concerning an increase or potential increase in Heritage MLP's quarterly distribution to unitholders; provided, that if such 20-trading-day period would otherwise end after the third trading day prior to the Closing Date, the Closing Date shall be changed to be no earlier than the third trading day after the end of such 20-day trading period.

                                    Annex I-3

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

PART 3: COMMON UNITS AND CLASS B SUBORDINATED INTERESTS

Each Heritage GP Stockholder listed in Part 1 as a purchaser of both Common Units and Class B Subordinated Units will receive a number of Units calculated in accordance with Part 2, as follows: First, 81,000 Common Units and second, a number of Class B Subordinated Units equal to (a) the number of Units such Heritage GP Stockholder is entitled to receive in accordance with Part 2, minus
(b) 81,000 Units.


                                    Annex I-4

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                                                                        ANNEX II

                          FORM OF TRANSFER RESTRICTIONS

A. THE UNITS REPRESENTED BY THE CERTIFICATE FOR THE HOLDER(S) IDENTIFIED BELOW ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER APPLICABLE SECURITIES LAWS AND THE RESTRICTION ON TRANSFER SET FORTH IN PARAGRAPH B BELOW, AND NONE OF SUCH UNITS NOR ANY INTEREST HEREIN MAY BE TRANSFERRED EXCEPT THAT SUCH UNITS MAY BE TRANSFERRED AS FOLLOWS:

             HOLDER                              TRANSFER RESTRICTION
             ------                              --------------------
James E. Bertelsmeyer and           (1)  As to Units [ONE-HALF OF JAMES E.
Donna C. Bertelsmeyer,                   BERTELSMEYER AND DONNA C. BERTELSMEYER
as Tenants by the Entireties             TOTAL PURCHASED] represented by one or
                                         more certificates, any or all of such
                                         Units may be transferred at any time
                                         after ___________, 2000 [90 days after
                                         closing], subject to the restriction on
                                         transfer set forth in paragraph B
                                         below.

                                    (2)  As to the remaining Units represented
                                         by this certificate, the following
                                         shall apply: except to the extent set
                                         forth in the Employment Agreement,
                                         dated as of , 2000 between the General
                                         Partner and James E. Bertelsmeyer, none
                                         of such Units or any interest therein
                                         may be transferred, sold, mortgaged,
                                         pledged or otherwise disposed of except
                                         as follows:

                                              o   ___________ of such remaining
                                                  Units [ONE-THIRD OF REMAINING
                                                  UNITS] may be sold,
                                                  transferred, conveyed or
                                                  otherwise disposed of, in
                                                  whole or in part, at any time
                                                  on or after , 2001 [1ST
                                                  ANNIVERSARY OF CLOSING],
                                                  subject to the restriction or
                                                  transfer set forth in
                                                  paragraph B below;

                                              o   an additional _______ of such
                                                  remaining Units [NEXT
                                                  ONE-THIRD] may be sold,
                                                  transferred, conveyed or
                                                  otherwise disposed of, in
                                                  whole or in part, at any time
                                                  on or after ______, 2002 [2ND
                                                  ANNIVERSARY AFTER CLOSING],
                                                  subject to the restriction on
                                                  transfer set forth in
                                                  paragraph B below; and

                                              o   all of such remaining Units
                                                  may be sold, transfeRRED,
                                                  conveyed or otherwise disposed
                                                  of in whole or in part, at any
                                                  time on or after _______, 2003
                                                  [3RD ANNIVERSARY AFTER
                                                  CLOSING], subject to the
                                                  restriction on transfer set
                                                  forth in paragraph B below.

H. Michael Krimbill                 As to the Units represented by this
                                    certificate, the following shall apply:
                                    except to the extent set forth in the
                                    Employment Agreement, dated as of , 2000
                                    between the General Partner and H. Michael
                                    Krimbill, none of such Units or any interest
                                    therein may be transferred, sold, mortgaged,
                                    pledged or otherwise disposed of except as
                                    follows:

                                              o   ______ of such remaining Units
                                                  [ONE-QUARTER OF UNITS] may be
                                                  sold, transferred, conveyed or
                                                  otherwise disposed of, in
                                                  whole or in part, at any time
                                                  on or after , 2001, subject to
                                                  the restriction or transfer
                                                  set forth in paragraph B
                                                  below;

                                              o   an additional ________ of such
                                                  remaining Units [NEXT
                                                  ONE-QUARTER] may be sold,
                                                  transferred, conveyed or
                                                  otherwise disposed of, in


                                   Annex II-1

             HOLDER                              TRANSFER RESTRICTION
             ------                              --------------------
                                                  whole or in part, at any time
                                                  on or after ________, 2002,
                                                  subject to the restriction on
                                                  transfer set forth in paragraph B
                                                  below; and

                                              o   all of such remaining Units
                                                  may be sold, transfeRRED,
                                                  conveyed or otherwise disposed
                                                  of in whole or in part, at any
                                                  time on or after ______, 2003,
                                                  subject to the restriction on
                                                  transfer set forth in
                                                  paragraph B below.

R.C. Mills                          As to the Units represented by this
                                    certificate, the following shall apply:
                                    except to the extent set forth in the
                                    Employment Agreement, dated as of _____, 2000,
                                    between Heritage GP and R.C. Mills, none of
                                    such Units or any interest therein may be
                                    transferred, sold, mortgaged, pledged or
                                    otherwise disposed of except as follows:

                                              o   _________ of such remaining
                                                  Units [ONE-QUARTER OF UNITS]
                                                  may be sold, transferred,
                                                  conveyed or otherwise disposed
                                                  of, in whole or in part, at
                                                  any time on or after , 2001,
                                                  subject to the restriction or
                                                  transfer set forth in
                                                  paragraph B below;

                                              o   an additional ________ of such
                                                  remaining Units [NEXT
                                                  ONE-QUARTER] may be sold,
                                                  transferred, conveyed or
                                                  otherwise disposed of, in
                                                  whole or in part, at any time
                                                  on or after _________, 2002,
                                                  subject to the restriction on
                                                  transfer set forth in
                                                  paragraph B below; and

                                              o   all of such remaining Units
                                                  may be sold, transfeRRED,
                                                  conveyed or otherwise disposed
                                                  of in whole or in part, at any
                                                  time on or after _______,
                                                  2003, subject to the
                                                  restriction on transfer set
                                                  forth in paragraph B below.

G.A. Darr                           As to the Common Units represented by this
                                    certificate, the following shall apply:
                                    except to the extent set forth in the
                                    Consulting Agreement, dated as of , 2000
                                    between Heritage GP and G.A. Darr, none of
                                    such Units or any interest therein may be
                                    transferred, sold, mortgaged, pledged or
                                    otherwise disposed of except as follows:

                                              o   _________ of such remaining
                                                  Units [ONE-THIRD OF UNITS] may
                                                  be sold, transferred, conveyed
                                                  or otherwise disposed of, in
                                                  whole or in part, at any time
                                                  on or after _______, 2001,
                                                  subject to the restriction or
                                                  transfer set forth in
                                                  paragraph B below;

                                              o   an additional _______ of such
                                                  remaining Units [NEXT
                                                  ONE-THIRD] may be sold,
                                                  transferred, conveyed or
                                                  otherwise disposed of, in
                                                  whole or in part, at any time
                                                  on or after ________, 2002,
                                                  subject to the restriction on
                                                  transfer set forth in
                                                  paragraph B below; and

                                              o   all of such remaining Units
                                                  may be sold, transfeRRED,
                                                  conveyed or otherwise disposed
                                                  of in whole or in part, at any
                                                  time on or after ______, 2003,
                                                  subject to the restriction on
                                                  transfer set forth in
                                                  paragraph B below.

Bill W. Byrne                       As to the Common Units represented by these
John D. Capps Trust                 certificates, any or all of such Units may
Robert K. Blackman                  be transferred at any time after _________,
                                    2000 [90 days after closing],

                                   Annex II-2

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

             HOLDER                              TRANSFER RESTRICTION
             ------                              --------------------
Larry J. Lindsey                    subject to the restriction on transfer set
Ray S. Parsons                      forth in paragraph B below.
Kermit V. Jacobsen
J. Charles Sawyer
The Beth Elise  Bertelsmeyer
Snapp Trust
The Amy Rene Bertelsmeyer Trust


Byron Jay Cook                      As to the Common Units represented by this
Blaine L. Cronn                     certificate, the following shall apply: none
Mark A. Darr                        of such Units or any interest therein may be
Charles B. Pass                     transferred, sold, mortgaged, pledged or
Thomas H. Rose                      otherwise disposed of except as follows:
C.H. Timberlake, III
Curtis L. Weishahn
William V. Cody                              o   _________ of such remaining
James C. Hamilton, II                            Units [ONE-THIRD OF UNITS] may
Jack McKeehan                                    be sold, transferred, conveyed
                                                 or otherwise disposed of, in
                                                 whole or in part, at any time
                                                 on or after ________, 2001,
                                                 subject to the restriction or
                                                 transfer set forth in
                                                 paragraph B below;

                                              o   an additional ________ of such
                                                  remaining Units [NEXT
                                                  ONE-THIRD] may be sold,
                                                  transferred, conveyed or
                                                  otherwise disposed of, in
                                                  whole or in part, at any time
                                                  on or after _______, 2002,
                                                  subject to the restriction on
                                                  transfer set forth in
                                                  paragraph B below; and

                                              o   all of such remaining Units
                                                  may be sold, transferred,
                                                  conveyed or otherwise disposed
                                                  of in whole or in part, at any
                                                  time on or after ______, 2003,
                                                  subject to the restriction on
                                                  transfer set forth in
                                                  paragraph B below.

B. Each certificate for Units shall be imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES
         LAWS. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF
         SUCH REGISTRATION OR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF
         SAID ACT OR LAWS. *THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE
         SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT, DATED AS OF _______,
         2000, AMONG HERITAGE MLP AND THE PERSONS IDENTIFIED ON ANNEX I THERETO,
         AND THE EMPLOYMENT AGREEMENT OR CONSULTING AGREEMENT DATED AS OF
         __________, 2000, BETWEEN HERITAGE HOLDINGS, INC. AND [INSERT
         EMPLOYEE'S NAME], COPIES OF EACH OF WHICH ARE ON FILE AT THE MAIN
         OFFICE OF THE PARTNERSHIP. ANY SALE OR TRANSFER OF THE SECURITIES
         EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS OF THOSE
         AGREEMENTS AND ANY SALE, TRANSFER, CONVEYANCE OR OTHER DISPOSITION OF
         SUCH SECURITIES IN VIOLATION OF SAID AGREEMENTS SHALL BE VOID AND OF NO
         FORCE OR EFFECT.

_________* INCLUDE THE THIRD AND FOURTH SENTENCES OF THIS LEGEND AS APPROPRIATE



                                   Annex II-3

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                                                                       ANNEX III

                          CERTIFICATE EVIDENCING UNITS
                     REPRESENTING LIMITED PARTNER INTERESTS
                         HERITAGE PROPANE PARTNERS, L.P.

No. ________  Class B Units

         In accordance with Section 4.1 of the Amended and Restated Agreement of Limited Partnership of Heritage Propane Partners, L.P., as amended, supplemented or restated from time to time (the "Partnership Agreement"), Heritage Propane Partners, L.P., a Delaware limited partnership (the "Partnership"), hereby certifies that (the "Holder") is the registered owner of ______________ Class B Subordinated Units representing Class B subordinated limited partner interests in the Partnership (the "Units"), subject to the restrictions set forth on the reverse side of this certificate, transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Units represented by this Certificate. The rights, preferences and limitations of the Units are set forth in, and this Certificate and the Units represented hereby are issued and shall in all respects be subject to, the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 8801 South Yale Avenue, Suite 310, Tulsa, Oklahoma 74137. Capitalized terms used herein but not defined shall have the meaning given them in the Partnership Agreement.

         The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iii) granted the powers of attorney provided for in the Partnership Agreement and (iv) made the waivers and given the consents and approvals contained in the Partnership Agreement.

         The Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

Dated:                                                        HERITAGE PROPANE PARTNERS, L.P.
       ------------------------------------------
                                                              By:  Heritage Holdings, Inc., its General Partner

Countersigned and Registered:

         By:   Heritage Holdings, Inc.,                       By:
               as Transfer Agent and Registrar                    -----------------------------------------------
                                                                   Chairman and Chief Executive Officer


By:                                                           By:
    ---------------------------------------------                -------------------------------------------------
         Authorized Signature                                      Secretary


THE OFFERING AND SALE OF THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. IN ADDITION, THE UNITS ARE SUBJECT TO THE TRANSFER RESTRICTIONS APPLICABLE TO THE HOLDER SET FORTH ON THE REVERSE SIDE OF THIS CERTIFICATE.


                                  Annex III-1

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                            [REVERSE OF CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SAID ACT OR LAWS. *THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT, DATED AS OF _______, 2000, AMONG THE PARTNERSHIP AND THE PERSONS IDENTIFIED ON ANNEX I THERETO, AND THE EMPLOYMENT AGREEMENT DATED AS OF __________, 2000, BETWEEN HERITAGE HOLDINGS, INC. AND [INSERT EMPLOYEE'S NAME], COPIES OF EACH OF WHICH ARE ON FILE AT THE MAIN OFFICE OF THE PARTNERSHIP. ANY SALE OR TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS OF THOSE AGREEMENTS AND ANY SALE, TRANSFER, CONVEYANCE OR OTHER DISPOSITION OF SUCH SECURITIES IN VIOLATION OF SAID AGREEMENTS SHALL BE VOID AND OF NO FORCE OR EFFECT.

----------
* INCLUDE THE THIRD AND FOURTH SENTENCES OF THIS LEGEND AS APPROPRIATE.

                        APPLICATION FOR TRANSFER OF UNITS

         The undersigned ("Heritage GP Stockholder") hereby applies for issuance to the name of the Heritage GP Stockholder of Units evidenced hereby.

         The Heritage GP Stockholder (a) requests admission as a Substituted Limited Partner in respect of Units and agrees to comply with and be bound by, and hereby executes, the Amended and Restated Agreement of Limited Partnership of Heritage Propane Partners, L.P. (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Heritage GP Stockholder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints General Partner of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Heritage GP Stockholder's attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Heritage GP Stockholder's admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the power of attorney provided for in the Partnership Agreement and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:
     ------------------------------------------------

-----------------------------------------------------
Signature of Heritage GP Stockholder


-----------------------------------------------------
Social Security or other identifying number of Heritage GP Stockholder


-----------------------------------------------------
Name and Address of Heritage GP Stockholder


-----------------------------------------------------
Purchase Price including commission, if any


                                  Annex III-2

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

Type of Entity (check one):

         [ ] Individual     [ ] Partnership         [ ] Corporation
         [ ] Trust          [ ] Other (specify)
                                                    ---------------
Nationality (check one):

         [ ] U.S. Citizen, Resident or Domestic Entity
         [ ] Foreign Corporation                    [ ] Non-resident Alien

         If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

         Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

Complete Either A or B:

A.       Individual Interestholder

         1. I am not a non-resident alien for purposes of U.S. income taxation.

         2.       My U.S. taxpayer identification number (Social Security
                  Number) is.

         3.       My home address is

         4.       My taxable year ends on December 31st.

B.       Partnership, Corporation or Other Interestholder

         1.       ___________________________________________ is not a foreign
                            (Name of Interestholder)
                  corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

         2.       The interestholder's U.S. employer identification number is
                  _____________________________.

         3. The interestholder's office address and place of incorporation (if applicable) is __________________________.

         4.       The interestholder's taxable year ends on December 31st.

         The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.

         The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of

                                   ----------



                                  Annex III-3

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                             Name of Interestholder



                              ---------------------
                               Signature and Date



                            ------------------------
                              Title (if applicable)

         Note: If the Heritage GP Stockholder is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Heritage GP Stockholder is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Heritage GP Stockholder will hold the Units shall be made to the best of the Heritage GP Stockholder's knowledge.



                                  Annex III-4

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                                                                        ANNEX IV

                        APPLICATION FOR ISSUANCE OF UNITS


         The undersigned ("Heritage GP Stockholder") hereby applies for issuance of Units to the name of the Heritage GP Stockholder.

         The Heritage GP Stockholder (a) requests admission as a Substituted Limited Partner in respect of Units and agrees to comply with and be bound by, and hereby executes, the Amended and Restated Agreement of Limited Partnership of Heritage Propane Partners, L.P. (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Heritage GP Stockholder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Heritage GP Stockholder's attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the certificate of limited partnership of the Partnership and any amendment thereto, necessary or appropriate for the Heritage GP Stockholder's admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the power of attorney provided for in the Partnership Agreement and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:
     ------------------------------------------------

-----------------------------------------------------
Signature of Heritage GP Stockholder


-----------------------------------------------------
Social Security or other identifying number of Heritage GP Stockholder


-----------------------------------------------------
Name and Address of Heritage GP Stockholder


-----------------------------------------------------
Purchase Price including commission, if any


                                   Annex IV-1

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

Type of Entity (check one):

         [ ] Individual      [ ] Partnership           [ ] Corporation
         [ ] Trust           [ ] Other (specify)
                                                       ----------------
Nationality (check one):

         [ ] U.S. Citizen, Resident or Domestic Entity
         [ ] Foreign Corporation                       [ ] Non-resident Alien

         If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

         Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder):

Complete Either A or B:

A.       Individual Interestholder

         1. I am not a non-resident alien for purposes of U.S. income taxation.

         2. My U.S. taxpayer identification number (Social Security Number) is ____________________________.

         3.       My home address is _________________________________________.

         4.       My taxable year ends on December 31st.

B.       Partnership, Corporation or Other Interestholder

         1.       ____________________________________________ is not a foreign
                            (Name of Interestholder)
                  corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

         2.       The interestholder's U.S. employer identification number is
                  ____________________________________.

         3. The interestholder's office address and place of incorporation (if applicable) is _________________________________________.

         4.       The interestholder's taxable year ends on December 31st.


                                   Annex IV-2

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

         The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.

         The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of



                             ----------------------
                             Name of Interestholder


                               ------------------
                               Signature and Date


                              ---------------------
                              Title (if applicable)


         Note: If the Heritage GP Stockholder is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Heritage GP Stockholder is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Heritage GP Stockholder will hold the Units shall be made to the best of the Heritage GP Stockholder's knowledge.



                                   Annex IV-3

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                                                                         ANNEX V

             INVESTMENT SUITABILITY FORM FOR HERITAGE GP STOCKHOLDER

         The Heritage GP Stockholder hereby represents and warrants to Heritage Propane Partners, L.P. (the "Partnership") that the following statements, as completed by such Heritage GP Stockholder, are true and correct and that the Partnership may rely on such information in deciding whether such Heritage GP Stockholder is a suitable investor to purchase the Units.

Check whichever statements are applicable:

1.       The undersigned is        a natural person,        a trust,        a
         corporation,        a partnership,        other (please specify).

2.       The undersigned        has        has not consulted with or been
         advised by anyone serving in the capacity of a purchaser representative in evaluating the risks and merits of an investment in Heritage.

If the undersigned has consulted with a purchaser representative, certain additional documentation must be completed by the undersigned and such advisor and submitted to Heritage MLP. Such documentation is available from Heritage MLP upon request.

If the undersigned is a natural person, please complete Items 4 through 9. If the undersigned is other than a natural person, please complete Item 10.

3. I have a net worth (with my spouse and including home*, furnishings and automobiles) of: (CHECK WHICHEVER STATEMENT IS APPLICABLE)

                less than or equal to $1,000,000; or

                more than $1,000,000.

4.       (a)      I had an individual income** in each of the last two years of:
                  (CHECK WHICHEVER STATEMENT IS APPLICABLE)

                         less than or equal to $200,000; or

                         more than $200,000.

         (b) I reasonably expect to have an individual income** in the current year of: (CHECK WHICHEVER STATEMENT IS APPLICABLE)

                         less than or equal to $200,000; or

                         more than $200,000.


                                   Annex V-1

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

5.       (a)      My spouse and I had a joint income** in each of the last two years of: (CHECK WHICHEVER STATEMENT IS APPLICABLE)

                         less than or equal to $300,000; or

                         more than $300,000.

         (b) My spouse and I reasonably expect to have a joint income** in the current year of: (CHECK WHICHEVER STATEMENT IS APPLICABLE)

                         less than or equal to $300,000; or

                         more than $300,000.

6.       My educational background is as follows:

         College:                     Degree:               Year:
                 -------------------         -------------       -----------

         Graduate School:             Degree:               Year:
                         -----------         -------------       -----------

7.       I am ________________ years of age.

8. I have personally invested in excess of $ ____________ in venture capital or similar investments in the past five years.

9.       I        am        am not an executive officer or director of Heritage
         GP or Heritage.

10. (FOR PROSPECTIVE INVESTORS THAT ARE NOT NATURAL PERSONS) Check all appropriate boxes:

                 The undersigned is a corporation and has not been formed for the specific purpose of acquiring Units and has total assets exceeding $5,000,000.

                 The undersigned is a trust, has total assets exceeding
                  $5,000,000 and was not formed for the specific purpose of acquiring Units. The decision to invest in Heritage Propane Partners, L.P., by the trust was made by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment. Identify the name and principal occupation of each such person directing the investment decision.

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

                 The undersigned is an organization described in Section
                  501(c)(3) of the Internal Revenue Code, as amended, has not been formed for the specific purpose of acquiring Units and has total assets exceeding $5,000,000.


                                   Annex V-2

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                 The undersigned is an entity in which all of the equity owners are (a) individuals who have individual or joint income in excess of $200,000 or $300,000, respectively, in each of the past two years and reasonably expect a similar level of income in the current year; (b) individuals whose net worth exceeds $1,000,000; or (c) entities that are "accredited investors" (as such term is defined in Rule 501 of Regulation D under the Securities Act). Identify each equity owner of the undersigned.



--------------------------------------------------------------------------------
* The value of an investor's home is calculated as follows: (a) the value at cost including the cost of any improvements, less (b) any current encumbrances upon the property.



** Income is calculated for any year as follows: (a) adjusted gross income (as reported on the prospective investor's federal income tax return), plus (b) any deductions for long-term capital gain under the Internal Revenue Code of 1986 (the "Code"), plus (c) any deductions for depletion under the Code, plus (d) any exclusion for interest under the Code, plus (e) any losses of a limited partnership allocated to the prospective investor (as a limited partner).
--------------------------------------------------------------------------------


                                   Annex V-3

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                                                                  EXHIBIT 6.1(d)

                          REGISTRATION RIGHTS AGREEMENT

Attached.






                                Exhibit 6.1(d)-1

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                                                                  EXHIBIT 6.1(e)

                                 AMENDMENT NO. 1

Attached.









                               Exhibit 6.1(e)-1

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000

                                                                    EXHIBIT 9.10


                          DISPUTE RESOLUTION PROCEDURES


DISPUTE RESOLUTION PROCEDURES

         1. GENERAL PROCEDURE. The Parties shall use the procedures set forth in this Exhibit 9.10 to resolve in good faith any dispute, controversy or claim (i) arising between Heritage MLP, on the one hand, and one or more of the Heritage GP Stockholders, on the other hand (collectively, the "Disputing GP Stockholders") and (ii) related to this Agreement, including any dispute over the performance, breach, termination or interpretation of this Agreement; provided, however, that a Party may seek equitable relief prior to using the procedures set forth in this Exhibit 9.10 if, in the reasonable judgment of such Party, such Party will suffer irreparable harm if such equitable relief is not granted. Nothing herein is intended (i) to address disputes, controversies or claims arising among the Heritage GP Stockholders that do not involve Heritage MLP or (ii) to limit the Parties from resolving informally among them any dispute, controversy or claim that may arise.

         2. MEDIATION. If any dispute, controversy or claim arises between Heritage MLP and the Disputing GP Stockholders after the Closing Date and Heritage MLP and the Disputing GP Stockholders cannot resolve such dispute, controversy or claim informally, then Heritage MLP and the Disputing GP Stockholders shall attempt in good faith to settle the matter by submitting the dispute, controversy or claim to mediation within 30 days after the date that the dispute, controversy or claim arises, using any mediator upon which they mutually agree. If Heritage MLP and the Disputing GP Stockholders are unable to agree mutually upon a mediator within 15 days after submitting to mediation, the case shall be referred to the ____________________ office of the American Arbitration Association ("AAA") for mediation. The cost of the mediator will be paid by Heritage MLP, on the one hand, and the Disputing GP Stockholders, on the other hand, equally.

         3.       ARBITRATION.

         3.1 ALL DISPUTES ARBITRATION. All disputes between Heritage MLP and the Disputing GP Stockholders arising under this Agreement and not resolved through negotiation or mediation shall be submitted to arbitration in accordance with this Section 3.1 or, if one exists, the similar arbitration provision of the Stock Purchase Agreement or the Contribution Agreement, and the Parties hereby expressly waive all rights to have any such disputes heard before a court of law, except the right to enforce an arbitration award as described in Section
3.5 below. Arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1, et seq., aND Not by the arbitration acts, statutes or rules of any other jurisdiction. In the event of a conflict between the terms of this
Section 3.1 and the terms of an express arbitration provision in the Stock Purchase Agreement or the Contribution Agreement, the arbitration provision in such other agreement shall control as to any disputes arising under that agreement.

         3.2 PROCEDURE. In the event that Heritage MLP and the Disputing GP Stockholders are unable to resolve a dispute arising under this Agreement or the Stock Purchase Agreement or the Contribution Agreement after exercising good faith efforts to do so pursuant to the procedures of Section 2 hereof, Heritage MLP or the Heritage GP Stockholders, as the case may be, may require


                                 Exhibit 9.10-1

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000
that the matter be resolved through binding arbitration by submitting a written notice to the other Parties (including notice to any Heritage GP Stockholders that are not Disputing GP Stockholders). The Party giving notice shall select one of the three arbitrators and shall prepare a written notice containing the name of such Party's arbitrator and a statement of the issue(s) presented for arbitration. Within 15 days after receipt of a notice of arbitration, Heritage MLP (if the Party giving notice was a Heritage GP Stockholder) or the Disputing GP Stockholders (if the Party giving notice was Heritage MLP) shall select the second of three arbitrators by written notice and may designate any additional issue(s) for arbitration. The two named arbitrators shall select the third arbitrator within 15 days after the date on which the second arbitrator was named. Should the two arbitrators fail to agree on the selection of the third arbitrator, any Party shall be entitled to request the Senior Judge of the United States District Court of the ______ District of _________ to select the third arbitrator. If the Senior Judge refuses or is unable to select the third arbitrator, the Parties shall ask the AAA to appoint the third arbitrator, it being understood, however, that the AAA shall not act as administrator of the arbitration. All arbitrators shall be qualified by education or experience within the propane or energy industry (to the extent relevant) to decide the issues presented for arbitration. No arbitrator shall be a current or former director, officer or employee of any Party, or any of its Affiliates; an attorney (or member of a law firm) who has rendered legal services to any Party, or its Affiliates, within the preceding three years; or an accountant (or member of an accounting firm) who has rendered accounting or consulting services to any Party or its Affiliates, within the preceding three years; or an owner of any debt or equity securities (including but not limited to common or preferred stock or any derivatives thereof) of any Party or its Affiliates.

         3.3 ARBITRATION HEARINGS. The three arbitrators shall commence the arbitration hearing within 25 days following the appointment of the third arbitrator, or at such later date as Heritage MLP and a majority of the Disputing GP Stockholders may agree. The proceeding shall be held at a mutually acceptable site in ____________________. If Heritage MLP and a majority of the Disputing GP Stockholders are unable to agree on a site, the arbitrators shall select a site. The arbitrators shall have the authority to establish rules and procedures governing the arbitration hearing. Heritage MLP and the Disputing GP Stockholders shall have the opportunity to present evidence at the hearing. The arbitrators may call for the submission of pre-hearing statements of position and legal authority. The arbitration panel shall not have the authority to award punitive or exemplary damages, nor shall the arbitration panel have any authority to terminate this Agreement unless that issue is made subject to arbitration under the express terms of this Agreement. The arbitrators' decision must be rendered within 30 days following the conclusion of the hearing or submission of evidence, but no later than 90 days after appointment of the third arbitrator.

         3.4 ARBITRATION DECISION. The decision of the arbitrators, or a majority of them, shall be in writing and shall be final and binding upon the Parties as to the issue submitted. Heritage MLP and each of the Disputing GP Stockholders shall bear the expense and cost of its attorneys and witnesses. The expense and cost of the arbitrators shall be paid by Heritage MLP, on the one hand, and the Disputing GP Stockholders, on the other hand, equally, or as the arbitrators may otherwise determine is just and equitable.

         3.5 ENFORCEMENT OF AWARD. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. The prevailing Party or Parties shall be entitled to



                                 Exhibit 9.10-2

                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000
reasonable attorneys' fees in any court proceeding necessary to enforce or collect any award or judgment rendered by the arbitrators.



                                 Exhibit 9.10-3


                                                          Subscription Agreement
                                              Execution Copy dated June 15, 2000